UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

Form 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT: June 1, 2007
(Date of earliest event reported)
Commission file number 0-4065-1

Lancaster Colony Corporation
(Exact name of registrant as specified in its charter)

Ohio	13-1955943
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

37 West Broad Street Columbus, Ohio	43215
(Address of principal executive offices)	(Zip Code)
614-224-7141
(Registrant’s telephone number, including area code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Matters
     On June 1, 2007, Lancaster Colony Corporation (“the Company”) acquired the principal assets of Marshall Biscuit Company, Inc. (“Marshall”). Marshall is a privately owned producer and marketer of frozen rolls and biscuits and is located in Saraland, Alabama.
     A copy of a press release issued by the Company announcing this acquisition is attached as Exhibit 99.1.
Item 9.01 Financial Statements and Exhibits
     (c) Exhibits:
          99.1      Press Release dated June 1, 2007, filed herewith.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lancaster Colony Corporation

(Registrant)

Date: June 1, 2007	By:	/s/ John L. Boylan

John L. Boylan Treasurer, Vice President, Assistant Secretary and Chief Financial Officer (Principal Financial and Accounting Officer)

INDEX TO EXHIBITS

Exhibit Number	Description	Located at

99.1	Press Release dated June 1, 2007	Filed herewith